UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2012

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendment to Code of Ethics or Waiver of a Provision of the Code of Ethics for Certain Officers.

On December 13, 2012, the Board of Directors of the Company amended the Olin Code of Conduct (“Code”), with such amendments to be effective January 1, 2013. These amendments refreshed the Code to enhance ease of use, and included additional guidance on data and information security and use of social media, updates to the policy on conflicts of interest and anti-corruption, and the addition of a commitment to human rights that forbids the use of child labor, forced labor or human trafficking practices.

The foregoing summary is qualified in its entirely by reference to the full text of the revised Code filed as Exhibit 14.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
14.1	Olin Code of Conduct effective January 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ George H. Pain
	Name:	George H. Pain
	Title:	Senior Vice President, General Counsel and Secretary

Date: December 19, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit
14.1	Olin Code of Conduct effective January 1, 2013.